EXHIBIT 10.8
FIRST AMENDMENT TO AMENDED AND RESTATED LEASING AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED LEASING AGREEMENT (this “Amendment”), is entered into as of November 4, 2020, by and among AMERICAN FINANCE TRUST, INC., a Maryland corporation (the “Company”) and AMERICAN FINANCE PROPERTIES, LLC, a Delaware limited liability company (the “Leasing Agent”).

WHEREAS the Company and the Leasing are party to the Amended and Restated Leasing Agreement dated as of September 6, 2016 (the “Leasing Agreement”); and

WHEREAS, in light of the significant investment to be made by the Leasing Agent in property management infrastructure for the benefit of the Company the parties wish to amend the Leasing Agreement as provided herein.

NOW, THEREFORE, in consideration of the promise and mutual agreements herein contained, the parties hereto, intending to be legally bound hereby, agree to amend the Leasing Agreement as herein stated.

1.Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Leasing Agreement.

2.Amendments.

a.Section 2 of the Leasing Agreement is hereby deleted in its entirety and replaced as follows:

“2.    Term. The initial term of this Leasing Agreement shall commence on the Effective Date (the “Commencement Date”), shall continue in full force and effect through, and shall automatically terminate on, the later of (i) five years from the date of this Amendment and (ii) the Termination Date. The term of this Leasing Agreement may be extended for such additional periods of time as the parties agree to in writing.”

b.Section 9.6 of the Leasing Agreement is hereby deleted in its entirety and replaced as follows:

“Notices. All notices, demands requests, approvals and other communications required or permitted by this Leasing Agreement shall be in writing and shall be deemed to have been given on the earlier of the date when presented personally or otherwise delivered (whether by commercial delivery service, mail or otherwise) or on the third (3rd) day after the date when deposited in a regularly maintained mail receptacle of the United States Postal Service, postage prepaid, registered or certified, return receipt requested, addressed to Company or the Leasing Agent, as the case may be, at its respective address set forth below, or at such other address as the Company or the Leasing Agent may from time to time designate by written notice to the other party as herein required.

If mailed or personally delivered to an Owner and/or the Company:

American Finance Trust, Inc.
650 Park Avenue, 30th Floor
New York, New York 10019
Telephone: (212) 415-6500
Facsimile: (212) 421-5799
Attention: Edward M. Weil, Jr., Chief Executive Offer
    Michael R. Anderson, Esq.

With a copy mailed to:

Proskauer Rose LLP
70 West Madison Street, Suite 3800
Chicago, IL 60602
Attention: Mr. Michael Choate, Esq.

If mailed or personally delivered to the Leasing Agent:

American Finance Properties, LLC
650 Park Avenue, 30th Floor
New York, New York 10019
Telephone: (212) 415-6500
Facsimile: (212) 421-5799
Attention: Edward M. Weil, Jr.,
    Michael R. Anderson, Esq.

With a copy mailed to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention: Mr. Jeffrey D. Marell, Esq.

or to such address as either party may from time to time specify by written notice to the other. Notices shall be deemed to be received and, therefore, effective on the earlier of the date of delivery or, the third (3rd) day after the date the notice is mailed.”

3.Certain Defined Terms. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Third Amended and Restated Advisory Agreement, dated as of September 6, 2016, by and among the Company, American Finance Operating Partnership, L.P, and American Finance Advisors, LLC (as amended, supplemented or otherwise modified).

4.Reaffirmation. Each party hereby affirms and reaffirms the Leasing Agreement.

5.Miscellaneous.

a.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

b.Integration. This Amendment and the documents referred to, comprising or relating to this Amendment constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

c.Amendment and Waiver. No amendment of this Amendment, and no waiver, discharge or termination of any one or more of the provisions hereof, shall be effective unless set forth in writing and signed by all of the parties hereto.

d.Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
COMPANY:
AMERICAN FINANCE TRUST, INC. a Maryland corporation
By:    /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

LEASING AGENT:

AMERICAN FINANCE PROPERTIES, LLC,
                        a Delaware limited liability company

By:    /s/ James A. Tanaka
Name: James A. Tanaka
Title: Authorized Signatory

[Signature Page to Second Amendment to Leasing Agreement]